Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2021
Summary of Assets and Liabilities at Fair Value on a Recurring Basis
	December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets:
Marketable securities	$-	$49,896	$-	$49,896

Total financial assets	$-	$49,896	$-	$49,896
Liabilities:
Warrants (1)	$-	$-	$1,639	$1,639

Total financial liabilities	$-	$-	$1,639	$1,639

Summary of the Binomial (Lattice) Valuation Model Assumptions used to Record the Fair Value of the Warrants
Year ended December 31, 2021
Balance as of December 31, 2020	$-
Private warrants liability assumed in Transactions	7,291
Change in fair value of warrants liability	(1,216)
Reclassification of warrants liability to equity	(4,436)
Balance as of December 31, 2021	$1,639

Summary of Change in the Level 3 Warrant Liability
	As of
	April 5,	December 31,
	2021	2021
Fair vale determined per warrant	$3.8	$3.46
Expected volatility	50%	90%
Expected annual dividend yield	0%	0%
Expected term (years)	5.0	4.3
Risk-free rate	0.9%	1.2%